UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 13, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
Exhibit 99.2

Item 7.01 Regulation FD Disclosure
On May 13, 2008, Valeant Pharmaceuticals International (the “Company”) held a conference call and webcast to present the results of the second of two studies (RESTORE 2) in its Phase III clinical trials for retigabine. The presentation is attached as Exhibit 99.1. Exhibit 99.1 is also available on the Company’s website at http://valeant.com under Investor Relations.
The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.
Item 8.01 Other Events
On May 13, 2008, the Company issued a press release announcing the results of the second of two studies (RESTORE 2) in its Phase III clinical trials for retigabine. The press release is attached as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description
99.1	Presentation by the Company of the results of the second of two studies (RESTORE 2) in its Phase III clinical trials for retigabine.

99.2	Press release dated May 13, 2008.
FORWARD-LOOKING STATEMENTS
This current report, including the exhibits, contains forward-looking statements within the meaning of the federal securities laws relating to expectations, plans or prospects for the Company, including, but not limited to, statements regarding expectations or plans of the Company’s development program for retigabine and the potential role retigabine could play in managing epilepsy and in treating other indications, and the commercial opportunity retigabine may present for the Company. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties related to the clinical development of retigabine, the fact that adverse events are not always immediately apparent even in well designed clinical trials, regulatory approval processes, the potential that competitors may bring to market drugs or treatments that are more effective or more commercially attractive than retigabine, and other risks and uncertainties discussed in the company’s filings with the SEC. The Company wishes to caution the reader that these factors are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of the presentation and press release. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after such date or to reflect actual outcomes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2008	VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Eileen C. Pruette
Eileen C. Pruette
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by the Company of the results of the second of two studies (RESTORE 2) in its Phase III clinical trials for retigabine.

99.2	Press release dated May 13, 2008.